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                                      June 29, 2001

Mr. Robert P. Myron
Select Reinsurance Ltd.
Suite 794
48 Par La Ville Road
Hamilton HM 11
Bermuda

Dear Mr. Myron:

      The purpose of this communication (this "Confirmation") is to set forth the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the "Transaction").

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into the Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

      This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of the date hereof, as amended and supplemented from time to time, between PXRE Reinsurance Ltd. ("Party A") and Select Reinsurance Ltd. ("Party B"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

      The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount         As of each Calculation Date and the Termination Date,
                        the average daily balance during the preceding
                        Calculation Period of the Experience Account maintained by Party B with respect that certain Reinsurance
                        Agreement, dated as of June 29, 2001, by and between PXRE Reinsurance Ltd. and Select Reinsurance Ltd. (the
                        "Reference Obligation")

Trade Date              June 29, 2001

Effective Date          June 29, 2001

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Termination Date        The earlier of January 1, 2011 or the date on which
                        the Reference Obligation is terminated.

Calculation Date        The last day of each Calculation Period.

Calculation Period      The first Calculation Period shall begin on the
                        Effective Date and end on June 30, 2001. Each subsequent
                        Calculation Period shall be a calendar quarter.

The Floating Rate Payer pays on the Payment Date an amount determined in accordance with the following:

Floating Rate Payer     Party A

Payment Date            The Termination Date

Floating Rate           USD LIBOR less 100 basis points.

Designated Maturity     3 Months

Floating Rate for
initial Calculation
Period                  104 basis points.

Rounding Factor         One hundred-thousandth of one percent.

Floating Rate Day
Count Fraction          Actual/360

Compounding             On each Calculation Date

Business Day            The following cities are specified for use in the
                        definition of "Business Day" as it applies to the Floating Rate Payer:

                        New York City
                        Hamilton, Bermuda

Business Day
Convention              Modified Following

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The Fixed Rate Payer pays on each Payment Date an amount determined in accordance with the following:

Fixed Rate Payer        Party B

Payment Date            Termination Date

Fixed Rate              7.25%

Fixed Rate Day
Count Fraction          Actual/360

Compounding             On each Calculation Date.

Business Day            The following cities are specified for use in the
                        definition of "Business Day" as it applies to the Fixed
                        Rate Payer:

                        New York City
                        Hamilton, Bermuda

Business Day
Convention              Modified Following

Calculation Agent       Party A

Additional Provisions   None

For all USD payments,
We will pay you at

For the Account of      Party B

Account Number          TBD

For all USD payments,
Please pay us at

For the Account of      Party A

Account Number          TBD

      Please confirm that the following correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us via fax to the attention of Leatrice Roman at (441) 296-6162.

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Please check this Confirmation carefully and immediately upon receipt, so that errors or discrepancies can be promptly identified and rectified.

We are very pleased to have concluded this Transaction with you.

Regards,

PXRE REINSURANCE LTD.


By: /s/ Gerald L. Radke
   ------------------------
    Gerald L. Radke
    Chairman


Confirmed as of the date
First above written


By: /s/ Robert P. Myron
   ------------------------
    Robert P. Myron
    Vice President
    Select Reinsurance Ltd.